UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2017

Sterling Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-35385	80-0091851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Rella Boulevard, Montebello, New York	10901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note

Effective October 2, 2017, Sterling Bancorp completed its previously announced merger (the “Merger”) with Astoria Financial Corporation (“Astoria”) pursuant to an Agreement and Plan of Merger, dated as of March 6, 2017, between Astoria and Sterling Bancorp. Upon completion of the Merger, Astoria merged with and into Sterling Bancorp, with Sterling Bancorp as the surviving entity.

On October 2, 2017, Sterling Bancorp filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission (“SEC”) to report the completion of the Merger. This Current Report Amendment No. 1 on Form 8-K/A amends Item 9.01 of the Original Report to present certain financial statements and certain pro forma financial information in connection with the Merger that are required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Astoria as of December 31, 2016, 2015 and 2014 and for the years ended December 31, 2016, 2015 and 2014 as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm, are incorporated herein by reference.

The unaudited consolidated financial statements of Astoria as of and for the three and six months ended June 30, 2017 and 2016, as well as the accompanying notes thereto, are incorporated herein by reference.

(b)	Pro Forma Financial Information

The following unaudited pro forma combined condensed consolidated financial information giving effect to the Merger is filed as Exhibit 99.3 attached hereto:

•	Unaudited pro forma combined condensed consolidated balance sheet as of June 30, 2017, giving effect to the Merger as if it occurred on June 30, 2017;

•	Unaudited pro forma combined condensed consolidated statement of income for the six months ended June 30, 2017, giving effect to the Merger as if it occurred on January 1, 2016; and

•	Unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2016, giving effect to the Merger as if it occurred on January 1, 2016.

(d)	Exhibits

23.1	Consent of KPMG LLC*
99.1	Audited consolidated financial statements of Astoria as of and for the years ended December 31, 2016, 2015 and 2014 (for years ended December 31, 2016 and 2015, incorporated by reference to the Annual Report on Form 10-K filed by Astoria with the SEC on February 28, 2017 and, for the year ended December 31, 2014, incorporated by reference to the Annual Report on Form 10-K filed by Astoria with the SEC on February 29, 2016). File No.: 001-11967.
99.2	Unaudited consolidated financial statements of Astoria as of and for the three and six months ended June 30, 2017 (incorporated by reference to the Quarterly Report on Form 10-Q filed by Astoria with the SEC on August 4, 2017). File No.: 001-11967.
99.3	Unaudited pro forma combined condensed consolidated balance sheet as of June 30, 2017, giving effect to the Merger as if it occurred on June 30, 2017; unaudited pro forma combined condensed consolidated statement of income for the six months ended June 30, 2017, giving effect to the Merger as if it occurred on January 1, 2016; and unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2016, giving effect to the Merger as if it occurred on January 1, 2016.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING BANCORP

Date: December 7, 2017
/s/ Luis Massiani
	By:	Luis Massiani
Senior Executive Vice President
Chief Financial Officer